Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) made as of the date set forth on the signature page hereof between Medgenics, Inc., a Delaware corporation having a place of business at 555 California Avenue, Suite 365, San Francisco, CA 94104 (the “Company”), and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company desires to sell a minimum of $4,000,000, and up to a maximum of $9,529,382.80, of its Units, representing gross proceeds from the sale of 1,944,772 Units. Each Unit (each a “Unit” and collectively the “Units”) consists of (i) one share of common stock (the “Shares”), par value $.0001 per share, of the Company (the “Common Stock”) and (ii) a Warrant to purchase 0.75 of a share of Common Stock (the “Warrants”). Units are being offered and sold at a price of $4.90 per Unit; and

WHEREAS the subscription for the Units will be made in accordance with and subject to the terms and conditions of this Subscription Agreement and the Company’s Confidential Private Placement Memorandum dated May 15, 2012, as such may be amended from time to time (the “Memorandum”); and

WHEREAS the Company is offering (the “Offering”) the Units on a “best efforts, all-or-none” basis to attain the minimum offering amount of $4,000,000 (the “Minimum Amount”), and on a “best efforts” basis as to the remaining Units sold up to the maximum offering amount of $9,529,382.80 (the “Maximum Amount”), to a limited number of “accredited investors” (as that term is defined by Rule 501(a) of Regulation D (“Regulation D”) of the Securities Act of 1933, as amended (the “Act”)); and

WHEREAS, the Company has retained Maxim Group LLC to act as its placement agent in connection with the sale of the securities pursuant to this Agreement (the “Placement Agent”); and

WHEREAS, the Subscriber desires to purchase the amount of Units equal to the investment amount set forth on the signature page hereof on the terms and conditions hereinafter set forth; and

WHEREAS, the Company, the Subscriber, the other subscribers for Units in the Offering desires to purchase the amount of Units equal to the investment amount set forth on the signature page hereof on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

ARTICLE 1
SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1           Subject to the terms and conditions hereinafter set forth (including Section 1.18 hereof), Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the amount of Units in an investment amount set forth upon the signature page hereof against payment made by personal or business check, or money order made payable to “American Stock Transfer & Trust Company” (the “Escrow Agent”), F/B/O Medgenics, Inc., at the address set forth in Section 3.2, contemporaneously with the execution and delivery of this Agreement. Subscriber may also pay by wire transfer of immediately available funds to:

J.P. Morgan Chase

55 Water Street

New York, NY

A/C # 323836933

ABA # 021 000 021

American Stock Transfer & Trust Company

As Agent for Medgenics, Inc.

The Securities to be issued to the Subscriber in connection with its purchase of Units hereunder shall be delivered by the Company to Subscriber within ten (10) days following the final Closing Date (as defined in Section 3.1) relating to the purchase and sale of the Securities (as defined Section 1.9) by Subscriber.

1.2           The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (i) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) the Subscriber may not be able to liquidate his, her or its investment; (iii) transferability of Securities is extremely limited; (iv) in the event of a disposition of the Securities, the Subscriber could sustain the loss of his, her or its entire investment; and (v) the Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Securities.

1.3           The Subscriber represents that the Subscriber is an “accredited investor”, as indicated by the Subscriber’s responses to the questions contained in ARTICLE VI hereof. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides. In addition, the Subscriber represents that the Subscriber has adequate means of providing for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

1.4           The Subscriber hereby acknowledges and represents that (i) the Subscriber has prior investment experience, including investment in securities (such as the Common Stock and Warrants) which are unregistered or the Subscriber has employed the services of an investment advisor, attorney and/or accountant to read all of the documents furnished or made available by the Company to the Subscriber and to all other prospective purchasers of Securities and to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (ii) the Subscriber recognizes the highly speculative nature of this investment; and (iii) the Subscriber is able to bear the economic risk which the Subscriber hereby assumes.

1.5           The Subscriber hereby acknowledges that it has been furnished with, or has had an opportunity to acquire and carefully review, the Memorandum, which includes certain of the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Subscriber further represents that the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which the Subscriber, his, her or its investment advisor, attorney and/or accountant has requested or desired to know, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the Offering, and has received any additional information which the Subscriber has requested. This Agreement, the Warrant, the Registration Rights Agreement and the Memorandum (including all filings made by the Company with the SEC which are incorporated into or referred to in the Memorandum) are collectively referred to herein as the “Offering Documents.”

1.6           (a)          The Subscriber has relied solely upon the information provided by the Company in making the Subscriber’s decision to invest in the Securities. The Subscriber is familiar with and understands the terms of the Offering, including the rights to which the Subscriber is entitled under this Agreement and the Securities. The Subscriber has been furnished with and has carefully read the Offering Documents. In evaluating the suitability of an investment in the Company, the Subscriber has not relied upon any representation or other information (whether oral or written) from the Company, or any agent, employee or affiliate of the Company or any other third party other than as set forth in the Offering Documents and the results of Subscriber’s own independent investigation. To the extent necessary, the Subscriber has retained, at his/her/its sole expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.

(b)          The Subscriber represents that no Securities were offered or sold to it by means of any form of general solicitation or general advertising, and in connection therewith the Subscriber did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

1.7           The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber’s business or financial experience or the business or financial experience of the Subscriber’s professional advisors (who are unaffiliated with, and who are not compensated by, the Company or any affiliate or selling agent of the Company, including the Placement Agent or any selected dealers, directly or indirectly), has the capacity to protect the Subscriber’s own interests in connection with the transaction contemplated hereby. The Subscriber acknowledges that the Placement Agent is acting as placement agent for the Securities being offered hereby and will be compensated by the Company for acting in such capacity. The Subscriber further acknowledges that the Placement Agent has acted solely as agent of the Company in connection with the offering of the Securities by the Company, that the information and data provided to the Subscriber in connection with the transactions contemplated hereby have not been subjected to independent verification by the Placement Agent, and that the Placement Agent makes no representation or warranty with respect to the accuracy or completeness of such information, data or other related disclosure material.

1.8           The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC or any state securities regulatory authority or other governmental body or agency since the Offering is intended to be exempt from the registration requirements of Section 5 of the Act pursuant to Regulation D promulgated under the Act. The Subscriber shall not sell or otherwise transfer the Securities unless they are registered under the Act or unless an exemption from such registration is available. The Subscriber understands that if required by the laws or regulations or any applicable jurisdictions, the Offering contemplated hereby will be submitted to the appropriate authorities of such state(s) for registration of exemption therefrom.

1.9           The Subscriber understands that none of the Units, the Shares, the Warrants, nor the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) (collectively, the “Securities”) have been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the Subscriber’s investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment purposes only and not with a view toward the resale or distribution to others and has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Securities to any other person. The Subscriber, if an entity, also represents that it was not formed for the purpose of purchasing the Securities. In addition, neither the Units nor the Warrants will be listed for trading on the NYSE Amex (“AMEX”) or any other market or exchange.

1.10         The Subscriber understands that Rule 144 promulgated under the Act (“Rule 144”) requires, among other conditions, a minimum holding period of six-months prior to the resale of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register the Securities under the Act or any state securities or “blue sky” laws or to assist the Subscriber in obtaining an exemption from various registration requirements, other than as set forth in the Registration Rights Agreement. The Subscriber agrees to hold the Company and its directors, officers, employees, controlling persons and agents (including the Placement Agent and its managers, members, officers, directors, employees, counsel, controlling persons and agents) and their respective heirs, representatives, successors and assigns harmless from and to indemnify them against all liabilities, costs and expenses incurred by them as a result of (i) any misrepresentation made by the Subscriber contained in this Agreement (including the Confidential Investor Questionnaire contained in ARTICLE VI herein), (ii) any sale or distribution by the Subscriber in violation of the Act or any applicable state securities or “blue sky” laws or (iii) any untrue statement of a material fact made by the Subscriber and contained herein.

1.11         The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities substantially as set forth below, that such Securities have not been registered under the Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

1.12         The Subscriber agrees to supply the Company, within five (5) days after the Subscriber receives the request therefor from the Company, with such additional information concerning the Subscriber as the Company deems necessary or advisable.

1.13         The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence, if Subscriber is an individual, or its principal business address, if it is a corporation or other entity.

1.14         The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute, deliver, and perform this Agreement and to purchase the Securities. This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

1.15         If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other entity (a) it is authorized and qualified to become an investor in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

1.16         The Subscriber acknowledges that if he or she is a Registered Representative of a member firm of the Financial Industry Regulatory Authority (“FINRA”), he or she must give such firm the notice required by the FINRA Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 6.4 below.

1.17         The Subscriber acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

1.18         The Subscriber understands, acknowledges and agrees with the Company that this subscription (the “Subscription”) may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the applicable Closing with respect to the Securities subscribed for by the Subscriber, notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s Subscription.

1.19         The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.20         The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber.

1.21         The Subscriber understands, acknowledges and agrees with the Company that there can be no assurance that the Subscriber will be able to sell or dispose of the Securities. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

1.22         The Subscriber understands that all information regarding the Offering is confidential and represents that it will not be used for any purpose other than in connection with his, her or its consideration of a purchase of the Securities and agrees to treat it in a confidential manner. The Subscriber understands that he is not permitted to engage in transactions involving the Company’s securities while in possession of material non-public information regarding the Company, such as information related to the Offering, except as expressly contemplated by this Agreement. Immediately upon the Company’s filing of the required Form 8-K Current Report with respect to the final closing of the Offering, the Subscriber shall not be in possession of any material non-public information regarding the Company.

1.23         At such time as the Subscriber was first contacted by the Company or any other person acting on behalf of the Company regarding the transactions contemplated hereby, neither the Subscriber nor any Affiliate of such Subscriber which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Subscriber’s investments or trading or information concerning such Subscriber’s investments, including in respect of the Securities, or (z) is subject to such Subscriber’s review or input concerning such Affiliate’s investments or trading (collectively, “Trading Affiliates”) has, directly or indirectly, effected or agreed to effect any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock or otherwise sought to hedge its position in the Securities (each, a “Prohibited Transaction”). Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other persons party to this Agreement, such Subscriber has maintained the confidentiality of all disclosures made to it in connection with the transaction contemplated by this Agreement and the Memorandum (including the existence and terms of the transactions contemplated by this Agreement and the Memorandum). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect any short sales or similar transactions in the future. Such Subscriber acknowledges that the representations, warranties and covenants contained in this Section 1.23 are being made for the benefit of the Subscribers as well as the Company and that each of the other Subscribers shall have an independent right to assert any claims against such Subscriber arising out of any breach or violation of the provisions of this Section 1.23.

1.24         The Subscriber acknowledges that the information contained in the Offering Documents or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither be used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason, notwithstanding that the Subscriber’s Subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible as of the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.25         If the Subscriber is purchasing the Securities in a fiduciary capacity for another person or entity, including without limitation a corporation, partnership, trust or any other entity, the Subscriber has been duly authorized and empowered to execute this Agreement and the Registration Rights Agreement and all other subscription documents, and such other person fulfills all the requirements for purchase of the Securities as such requirements are set forth herein, concurs in the purchase of the Securities and agrees to be bound by the obligations, representations, warranties and covenants contained herein. Upon request of the Company, the Subscriber will provide true, complete and current copies of all relevant documents creating the Subscriber, authorizing its investment in the Company and/or evidencing the satisfaction of the foregoing.

1.26         No authorization, approval, consent or license of any person is required to be obtained for the purchase of the Securities by the Subscriber, other than those that have been obtained and are in full force and effect. The execution and delivery of this Agreement and the Registration Rights Agreement does not, and the consummation of the transactions contemplated hereby and thereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule or regulation to which the Subscriber or any of its businesses or properties is subject.

1.27         The representations, warranties and agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the Closing Date of the sale of the Securities to the Subscriber as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Securities.

1.28         The Subscriber acknowledges that the Placement Agent (including any of its members, managers, employees, agents or representatives) has not made any representations or warranties to the Subscriber concerning the Company and its Subsidiary (as defined in Section 2.2(d)) and their respective businesses, condition (financial or otherwise) or prospects.

1.29         The Placement Agent shall be entitled to rely upon the representations, warranties and covenants of the Subscriber set forth in this Agreement.

1.30         The Subscriber has read in its entirety the Memorandum including, but not limited to, the “Risk Factors,” contained in the Memorandum and the Company’s filings with the SEC which are attached as exhibits to the Memorandum, and understands fully to its full satisfaction all information included in the Memorandum.

1.31         The Subscriber understands that (i) the Offering is contingent upon the sale of Units representing at least the Minimum Amount for the initial closing to occur, and the Company may not close on the Subscriber’s Subscription unless it receives subscriptions for the Minimum Amount and (ii) the Company is under no obligation to, and there can be no assurance that, the Company will receive or accept subscriptions for the aggregate number of Securities that may be sold by the Company pursuant to the Offering.

ARTICLE 2
REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber and the Placement Agent that, except as set forth in the Schedules hereto:

2.1.          Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and the Company has the requisite corporate power and authority to own or lease its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. For purposes of this Agreement, “Material Adverse Effect” shall mean, as to any entity, any material adverse effect on the business, operations, conditions (financial or otherwise), assets or results of operations of the Company and its Subsidiaries (as defined below) as a whole.

2.2.          Capitalization; Organizational Documents; Subsidiary.

 (a)          The authorized capital stock of the Company consists of 100,000,000 shares of capital stock, of which all are classified as Common Stock. As of the date of the Memorandum, 9,772,725 shares of Common Stock and no other shares of capital stock of the Company (other than the securities described in the Memorandum) are issued and outstanding. As of the date of the Memorandum, the Company has reserved 5,009,660 shares of Common Stock for issuance upon the exercise or conversion of outstanding convertible securities. All of the outstanding shares of capital stock have been duly and validly issued and are fully paid and nonassessable and have been issued in accordance with all applicable federal and state securities laws. No shares of capital stock are subject to preemptive rights or any other similar rights or any liens suffered or permitted by the Company. Except as disclosed in the Memorandum, as of the date hereof, there are no outstanding options, warrants, scrips, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock. There are no preemptive rights or rights of first refusal or similar rights which are binding on the Company permitting any person to subscribe for or purchase from the Company shares of its capital stock pursuant to any provision of law, the Certificate of Incorporation (as defined below) or the By-laws (as defined below) or by agreement or otherwise. Except as described in the Offering Documents, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. True and correct copies of the Company’s Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s Second Amended and Restated By-laws, as in effect on the date hereof (the “By-laws”) are available as part of the Company’s filings with the SEC (the “SEC Filings”). The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of authorized capital stock of the Company are as set forth in the Certificate of Incorporation, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable against the Company and in accordance with all applicable laws, rules and regulations. Except as described in the Offering Documents or in the SEC Filings or pursuant to the Offering, no person holds any right to require the Company to register any securities of the Company under the Act or to participate in any such registration.

(b)          Upon issuance of the Units and payment of the purchase price therefor in accordance with the terms of this Agreement, the Shares and Warrants will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any restrictions on transfer and any taxes, claims, liens, pledges, options, security interests, purchase rights, preemptive rights, trusts, encumbrances or other rights or interests of any other person (other than any restrictions under the Act). The issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other person and, except as described in the Offering Documents, will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

(c)          Upon the due exercise of the Warrants and payment of the purchase price therefor in accordance with the terms of the Warrants, the Warrant Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of any restrictions on transfer and any taxes, claims, liens, pledges, options, security interests, purchase rights, preemptive rights, trusts, encumbrances or other rights or interests of any other person (other than any restrictions under the Act and any applicable state securities or “blue sky” laws). The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Warrants.

(d)          The Company directly or indirectly owns its subsidiaries (each a “Subsidiary” of the Company, and collectively the “Subsidiaries”), and each has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. All of the issued and outstanding capital stock of the Subsidiaries are owned, directly or indirectly, by the Company, in each case, free and clear of any liens, and has been duly authorized and validly issued, and is non-assessable. Except for the Subsidiaries, the Company does not presently own or control, directly or indirectly, any interest in any other subsidiary, corporation, association or other business entity.

2.3.          Authorization; Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the subscription agreements with the other Subscribers (together with the Subscriber, the “Subscribers”) and any other documents to be entered into by the Company in connection with the Offering (collectively, the “Offering Agreements”) and to issue and sell the Securities and perform its obligations with respect hereto and under the Offering Agreements in accordance with the terms hereof and thereof, (b) the execution and delivery of the Offering Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company and no further consent or authorization is required by the Company, the Board of Directors of the Company or its respective stockholders, and (c) this Agreement has been duly executed and delivered by the Company and the other Offering Agreements, when executed and delivered by the Company, will be duly executed and delivered by the Company. This Agreement constitutes, and the other Offering Agreements, when executed and delivered by the Company, will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

2.4.          No Conflicts. The execution, delivery and performance of this Agreement and the other Offering Agreements by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (a) result in a violation of the Certificate of Incorporation, the By-laws or the certificate of incorporation, by-laws or other organizational documents of any Subsidiary, or (b) violate or conflict with, or result in a breach of, any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any lien on or against any of the properties of the Company or any Subsidiary pursuant to, any note, bond, mortgage, agreement, license, indenture or instrument to which the Company or any Subsidiary is a party, or result in a violation of any statute, law, rule, regulation, writ, injunction, order, judgment or decree applicable to the Company or any Subsidiary or by which any property or asset of the Company or any Subsidiary is bound or affected, except where such violation, conflict, breach or other consequence would not have a Material Adverse Effect.  Except as disclosed in the Memorandum, neither the Company nor any Subsidiary is in violation of any term of or in default under its certificate of incorporation, by-laws or other organizational documents or in violation of any material term of, or in default under, any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any Subsidiary. Except as specifically contemplated by this Agreement and the consummation of the transactions contemplated hereby and thereby, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof, other than (i) filings pursuant to federal and state securities laws in connection with the sale of the Securities and (ii) the registration of the Registrable Securities (as defined in the Registration Rights Agreement) with the SEC and filings pursuant to state securities laws. All consents, authorizations, orders, filings and registrations that the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof, and those which are required to be made after the Closing and which will be duly made on a timely basis.

2.5.          Financial Statements.

 (a)    The financial statements of the Company contained in its Form 10-K for the year ended December 31, 2011 have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the results of its operations and cash flows for the period then ended.

 (b)    Except as set forth in the Company’s Form 10-K for the year ended December 31, 2011 or in any SEC Filings made subsequent to December 31, 2011, neither the Company nor any Subsidiary has incurred any material liabilities of any kind, whether accrued, absolute, contingent or otherwise or entered into any material transactions except in the ordinary course of business. The other historical financial and statistical information with respect to the Company included in the Offering Documents presents fairly in all material respects the information shown therein on a basis consistent with the audited financial statements of the Company included in the Offering Documents.

2.6.          Securities Law Exemption. Assuming the truth and accuracy of the Subscriber’s representations and warranties in this Agreement and the truth and accuracy of each of the other Subscribers’ representations and warranties set forth in the subscription agreements executed by such other Subscribers, the offer, sale and issuance of the Securities as contemplated by this Agreement and the other subscription agreements are exempt from the registration requirements of the Act and applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf has taken or will take any action hereafter that would cause the loss of such exemption.

2.7.          Litigation.

 (a)    All actions, suits, arbitrations or other proceedings or, to the Company’s knowledge, investigations pending or threatened against the Company or any Subsidiary that would have a Material Adverse Effect on the Company, are disclosed in the Offering Documents.  There is no action, suit, proceeding or, to the Company’s knowledge, investigation that questions this Agreement or the right of the Company to execute, deliver and perform its obligations hereunder or under any of the other Offering Agreements.

 (b)    There are no actions, proceedings, claims or investigations before or by any court or governmental authority (or any state of facts which management of the Company has concluded could give rise thereto) pending or, to the knowledge of the Company, threatened, against the Company’s or any Subsidiary’s officers or directors which, if determined adversely to such officer or director, could have a Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the enforceability thereof or which are required to be disclosed to the Subscriber and the other subscribers of the Securities under the Act, the Exchange Act or any SEC rules or regulations promulgated thereunder or are material to an investor’s evaluation of the Company.

2.8.         Intellectual Property.

(i)          All Intellectual Property owned (and not licensed) by the Company or its Subsidiary claiming a Company Product which are material and necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted (the “Owned IP”) is currently in compliance with all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities. To the Company’s knowledge, (i) there are no legal or governmental proceedings pending relating to the patent rights of the Intellectual Property of the Company or any of its subsidiaries, other than USPTO (or patent offices in other jurisdictions) or WIPO review of pending patent applications of the Intellectual Property; except for USPTO (or patent offices in other jurisdictions) or WIPO review of pending patent applications of the Intellectual Property, and (ii) the Company has not received any notice of proceedings which are threatened or contemplated by governmental authorities or others. To the Company’s knowledge, no Owned IP of the Company or its Subsidiary is now involved in any cancellation, dispute or litigation, and, to the Company’s knowledge, no such notice of such action has been received. No patent of the Intellectual Property owned by the Company or its Subsidiary has been or is now involved in any interference, reissue, re-examination or opposition proceeding. For purposes of this Section 2.8, “Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice) which claim a product of the Company as disclosed in the Offering Documents (“Company Product”); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing which claim a Company Product; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

(ii)         Intellectual Property in-licensed by the Company or its Subsidiary claiming a Company Product which are material and necessary for the conduct of their respective businesses as currently conducted or as currently proposed to be conducted shall be referred to as "Non-Owned IP".

(iii)        The Company has entered into an exclusive license agreement with respect to certain Intellectual Property with Yissum Research Development Company of the Hebrew University of Jerusalem (“Yissum”), dated November 23, 2005 (the "Yissum License Agreement"). The Yissum License Agreement (together with any amendments thereto) is valid and has binding obligations on the Company or its Subsidiary that are parties thereto, and, to the Company's knowledge, is also binding on the other parties thereto, and is enforceable against the Company in accordance with its terms and, to the Company’s knowledge, the other parties thereto, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company or its Subsidiary and to the Company’s knowledge by Yissum, under the Yissum License Agreement. The Company and its subsidiaries have complied with all material terms of each agreement pursuant to which Intellectual Property has been licensed to the Company or any subsidiary, and all such agreements are in full force and effect.

(iv)         In the future, the Company may license additional Non-Owned IP which the Company might need in order to conduct its business as currently contemplated, as set forth in Schedule 2.8. As of the date of this Agreement, except as set forth in Schedule 2.8, the Company and Subsidiary are not obligated based on any written agreement, nor to the Company's knowledge is it or any Subsidiary obligated based on any oral agreement, to make any payments by way of royalties or fees to any (i) owner or (ii) licensee of, or (iii) other claimant to, any Intellectual Property, in connection with the conduct of its business as now conducted.

(iii)        The Company and its Subsidiary own or have obtained valid and/or enforceable licenses for the inventions, patent applications, patents, trademarks, trade names, service names, copyrights, trade secrets and other intellectual property claiming a Company Product that is necessary for the conduct of any material portion of the Company’s and its Subsidiary’s respective businesses as currently conducted or to the Company’s Knowledge as currently proposed to be conducted, except for such failures to own or license which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The patent and patent applications to which the Company owns or have obtained valid and/or enforceable licenses to are set forth on Schedule 2.8 (“Company Patents”). To the Company’s knowledge, the Company and its Subsidiary have a valid and enforceable right to use all Non-Owned IP and Confidential Information used or in the respective businesses of the Company and its Subsidiary.

(iv)         The consummation of the transactions contemplated hereby and by the other Offering Documents will not result in the alteration, loss, impairment of or restriction on the Company’s or its Subsidiary’s ownership or right to use any of the Owned IP or Confidential Information which is necessary for the conduct of Company’s and of its Subsidiary’s respective businesses as currently conducted or to the Company’s knowledge as currently proposed to be conducted or result in a default under the Yissum License Agreement or any other license agreement.

(v)          The Company and the Subsidiary have taken security measures necessary to protect the secrecy, confidentiality and value of all the Intellectual Property, which measures are reasonable and customary in the industry in which the Company or the Subsidiary operates. Each of the Company's employees and consultants have entered into written agreements with the Company assigning to the Company or Subsidiary, as applicable, all rights in Intellectual Property developed in the course of their service with the Company. Except under confidentiality obligations, there has been no material disclosure of any of the Company’s or its Subsidiary’s Confidential Information to any third party.

(vi)         The Company has not received any communications alleging that the Company or the Subsidiary has violated or by conducting its business as proposed, would violate, any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of the Intellectual Property of any other person or entity that claim a Company Product.

2.9.          Title to Property and Assets. Each of the Company and the Subsidiaries has good and marketable title to or, in the case of leases and licenses, has valid and subsisting leasehold interests or licenses in, all of its properties and assets (whether real or personal, tangible or intangible) free and clear of any liens or other encumbrances, except for liens or other encumbrances that do not, individually or in the aggregate, have a Material Adverse Effect.  With respect to property leased by the Company or any Subsidiary, each of the Company and the Subsidiaries, as the case may be, has a valid leasehold interest in such property pursuant to leases which are in full force and effect, and each of the Company and the Subsidiaries, as the case may be, is in compliance in all material respects with the provisions of such leases.

2.10.         Compliance with Laws. Except as set forth in the Memorandum, each of the Company and the Subsidiaries are and have been in compliance in all material respects with all laws, rules, regulations, orders, judgments or decrees that are applicable to it, the conduct of its business as presently conducted and as proposed to be conducted, and the ownership of its property and assets (including, without limitation, all Environmental Laws (as defined below), laws related to occupational safety, health, wage and hour, and employment discrimination), and neither the Company nor any Subsidiary is aware of any state of facts, events, conditions or occurrences which may now or hereafter constitute or result in a violation of any of such laws, rules, regulations, orders, judgments or decrees or which may give rise to the assertion of any such violation, except where such violation or violations do not have a Material Adverse Effect. All required reports and filings with governmental authorities have been properly made as and when required, except where the failure to report or file would not, individually or in the aggregate, have a Material Adverse Effect. In addition, to the extent applicable to the Company, the Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002. “Environmental Laws” means all federal, state, local and foreign laws, ordinances, treaties, rules, regulations, guidelines and permit conditions relating to contamination or pollution of the environment (including ambient air, surface water, ground water, land surface or subsurface strata) or the protection of human health and worker safety, including, without limitation, laws and regulations relating to transportation, storage, use, manufacture, disposal or release of, or exposure of employees or others to, Hazardous Materials (as defined below) or emissions, discharges, releases or threatened releases of Hazardous Materials. “Hazardous Materials” means any substance that has been designated by any governmental entity or by applicable Environmental Laws to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including, without limitation, PCBs, asbestos, petroleum, urea formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to Environmental Laws, but excluding office and janitorial supplies maintained in accordance with Environmental Laws.

2.11.         Licenses and Permits.

  (a)    Each of the Company and the Subsidiaries has obtained and maintains all federal, state, local and foreign licenses, permits, consents, approvals, registrations, authorizations and qualifications required to be maintained in connection with the operations of the Company and any of the Subsidiaries as presently conducted and as proposed to be conducted, except where the failure to obtain or maintain such licenses, permits, consents, approvals, registrations, authorizations and qualifications could not have a Material Adverse Effect. Neither the Company nor any Subsidiary is in default in any material respect under any of such licenses, permits, consents, approvals, registrations, memberships, authorizations and qualifications.

(b)    To the Company’s knowledge, the conduct of its and its Subsidiary’s business as presently and proposed to be conducted is not presently subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States or any other jurisdiction wherein the Company or any of its Subsidiaries conducts or proposes to conduct such business, except as described in the Offering Documents and except such regulation as is applicable to commercial enterprises generally.

2.12.       Changes. Since December 31, 2011, each of the Company and its Subsidiaries has operated its business in the ordinary course of business and, to the knowledge of the Company, there has not been, or the Company has not (as the case may be):

(a)          any Material Adverse Effect;

(b)          any damage, destruction or loss, whether or not covered by insurance, which would have a Material Adverse Effect;

(c)          any waiver or compromise by the Company or any Subsidiary of a valuable right or of a material debt owed it;

(d)          sold, encumbered, assigned or transferred any material assets or properties of the Company or any Subsidiary, other than in the ordinary course of business;

(e)          incurred any liability, whether accrued, absolute, contingent or otherwise, and whether due or to become due, other than (i) in the ordinary course of business or (ii) liabilities that are not, individually or in the aggregate, material to the business, operations, condition (financial or otherwise), assets, results of operations or prospects of the Company or any Subsidiary;

(f)          created, incurred, assumed or guaranteed any indebtedness or subjected any of its assets to any lien or encumbrance, except for indebtedness, liens or encumbrances that are not, individually or in the aggregate, material to the business, operations, condition (financial or otherwise), assets, results of operations or prospects of the Company or any Subsidiary;

(g)          declared, set aside or paid any dividends or made any other distributions in cash or property on the Company’s or any Subsidiary’s capital stock;

(h)          directly or indirectly redeemed, purchased or otherwise acquired any shares of capital stock of the Company or any Subsidiary;

(i)          suffered any resignation or termination of employment of any key officers or employees;

(j)          except in the ordinary course of business, materially increased the compensation payable or to become payable by the Company or any Subsidiary to any of its officers, employees or directors or materially increased any bonus, insurance, pension or other employee benefit plan, payment or arrangement made by the Company or any Subsidiary for or with any such officers, employees or directors;

(k)          made any direct or indirect loan to any stockholder, employee, officer or director of the Company or any Subsidiary, other than advances made in the ordinary course of business;

(l)          changed any agreement to which it is a party which would have a Material Adverse Effect; or

(m)        entered into any agreement or commitment to do any of the things described in this Section 2.12.

2.13.       Employee Benefit Plans. All “employee benefit plans,” as such term is defined in the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or similar foreign law, to which the Company or any Subsidiary has any liability or obligation, contingent or otherwise, comply in all material respects and have been maintained and administered in material compliance with such law (to the extent such plan is subject to such law), the Internal Revenue Code of 1986, as amended (the “Code”) (to the extent such plan is subject to the Code), and all other statutes, orders and governmental rules and regulations applicable to such employee benefit plans.  To the Company’s knowledge, neither the Company nor any Subsidiary has incurred any liability pursuant to ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in ERISA) or similar law, and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any Subsidiary, or in the imposition of any lien on any of the rights, properties or assets of the Company or any Subsidiary pursuant to ERISA or to such penalty or excise tax provisions of the Code. Neither the Company nor any Subsidiary maintains or contributes to, nor has it maintained or contributed to, any “multiemployer plan,” as such term is defined in ERISA.

2.14.       Taxes. Each of the Company and its Subsidiaries have timely filed all tax returns and reports (federal, state, local and foreign) required to be filed and these returns and reports are true and correct in all material respects. Each of the Company and its Subsidiaries has paid all taxes and other assessments shown to be due on such returns or reports. Neither the Internal Revenue Service nor any foreign, state or local taxing authority has, during the past three (3) years, examined or informed the Company or any Subsidiary that it is in the process of examining any such tax returns and reports. The provision for taxes of the Company and its Subsidiaries, as shown on the financial statements included in the Company’s Form 10-K for the year ended December 31, 2011, is adequate for taxes due or accrued as of the date thereof and since that date each of the Company and its Subsidiaries has provided adequate accruals in accordance with generally accepted accounting principals in its financial statements for any taxes incurred that have not been paid, whether or not shown as being due on any tax returns.

2.15.       Insurance. Each of the Company and its Subsidiaries maintains in full force and effect fire, casualty and liability insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary. There is no claim pending under any of such policies. The Company and its Subsidiaries are current in all premiums or other payments due under each insurance policy and have otherwise performed in all material respects all of its respective obligations thereunder.

2.16.         Employees. Neither the Company nor any Subsidiary has any collective bargaining agreements with any of its employees.  There is no labor union organizing activity pending or, to the Company’s knowledge, threatened with respect to the Company or any Subsidiary. To the Company’s knowledge, no officer or key employee intends to terminate their employment with the Company or any Subsidiary.

2.17.         Material Contracts. The SEC Filings contain all material contracts, agreements, commitments, arrangements, leases, policies or other instruments to which either the Company or any of its subsidiaries is a party or by which it is bound, which are required to be filed pursuant to the Act or the Exchange Act (the “Material Contracts”). Except as otherwise described in the SEC Filings, the Material Contracts (as defined below) are valid and in full force and effect as to the Company and any of the Subsidiaries, and, to the Company’s knowledge, to the other parties thereto. Except as otherwise disclosed in the Memorandum, neither the Company nor any Subsidiary is in violation of, or default under (and there does not exist any event or condition which, after notice or lapse of time or both, would constitute such a default under), the Material Contracts, except to the extent that such violations or defaults, individually or in the aggregate, could not reasonably be expected to (a) affect the validity of this Agreement or the other Offering Documents, (b) have a Material Adverse Effect, or (c) impair the ability of the Company or any Subsidiary to perform fully on a timely basis any material obligation which the Company or any Subsidiary has or will have under this Agreement or any other Offering Documents. To the Company’s knowledge, none of the other parties to any Material Contract are in violation of or default under any Material Contract in any material respect. Neither the Company nor any Subsidiary has received any notice of cancellation or any written communication threatening cancellation of any Material Contract by any other party thereto.

2.18.         Disclosure. This Agreement, the Schedules and Exhibits hereto (including, without limitation, the Offering Documents) and all other documents delivered by the Company to the Subscriber in connection herewith at the Closing, do not contain, with respect to the Company, any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.19.         No Integrated Offering. Neither the Company, any Subsidiary nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Act. The issuance of the Securities will not be integrated with any past issuance of the Company’s securities for purposes of the Act.

2.20.         Offering Documents.

  (a)    Each of the Offering Documents has been diligently prepared by the Company, in conjunction with its legal counsel, and is in compliance, in all material respects, with Regulation D, the Act and the requirements of all other rules and regulations of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Securities are to be offered and sold. Assuming the Subscriber’s representations contained herein and the representations of the other subscribers in the Offering contained in their respective subscription agreements are true, correct and complete, the Securities will be offered and sold pursuant to the registration exemption provided by Rule 506 under Regulation D and Section 4(2) and/or Section 4(6) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those jurisdictions in which the Securities are being offered for sale. The Offering Documents describe all material aspects, including attendant risks, of an investment in the Company. Neither the Company nor any Subsidiary has taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(2) and/or Section 4(6) of the Act and knows of no reason why any such exemption would be otherwise unavailable to it. None of the Company, the Subsidiaries nor their predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such persons for failing to comply with Section 503 of Regulation D.

  (b)    None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which the Company has not disclosed to the Subscriber in writing and of which the Company is aware which has or could have a Material Adverse Effect.

  (c)    Neither the Company nor any Subsidiary has distributed and will not distribute prior to the Closing Date any offering material in connection with the Offering other than the Offering Documents or any amendment or supplement thereto.

2.21.         Finders. Except for the amounts due and owing to the Placement Agent, the Company is not obligated to pay a finder’s or origination fee or similar fee in connection with the Offering and agrees to indemnify the Subscriber from any such claim made by any other person.

2.22.         Transfer Taxes. On the applicable Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Subscriber hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with.

2.23.         Contributions. Neither the Company nor any Subsidiary has directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully where required by law any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

2.24.         Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

2.25.         Related Party Transactions. No transaction has occurred between or among the Company or any Subsidiary and any of their affiliates, officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in the Memorandum that is not so described.

2.26.         Books and Records. The books, records and accounts of the Company and the Subsidiary accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and the Subsidiary, all to the extent required by generally accepted accounting principles.

2.27         Internal Controls. Except as identified by our auditors as set forth in the Offering Documents, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.28         FDA Matters.   (i) The clinical, pre-clinical and other studies and tests conducted by or on behalf of or sponsored by the Company or its Subsidiaries that are described or referred to in the Memorandum were and, if still pending, are being conducted in accordance with all statutes, laws, rules and regulations, as applicable (including, without limitation, those administered by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA, to the extent applicable). The descriptions of the results of such studies and tests that are described or referred to in the Memorandum are accurate and complete in all material respects and fairly present the published data derived from such studies and tests, and each of the Company and its Subsidiaries has no knowledge of other studies or tests the results of which are materially inconsistent with or otherwise call into question the results described or referred to in the Memorandum. Neither the Company nor its Subsidiaries has received any notices or other correspondence from the FDA or any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA with respect to any ongoing clinical or pre-clinical studies or tests requiring the termination or suspension of such studies or tests. For the avoidance of doubt, the Company makes no representation or warranty that the results of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company will be sufficient to obtain governmental approval from the FDA or any foreign, state or local governmental body exercising comparable authority or that additional studies, tests or preclinical or clinical trials will reach similar results or conclusions.

(ii)    The Company has established and administers a compliance program applicable to the Company and its Subsidiaries, to assist the Company, its subsidiaries and their directors, officers and employees of the Company and its subsidiaries in complying with applicable regulatory guidelines (including, without limitation, those administered by the FDA and any other foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA to the extent applicable).

(iii)     Except as would not result in a Material Adverse Effect, neither the Company nor any of its Subsidiaries has failed to file with the applicable regulatory authorities (excluding the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) any filing, declaration, listing, registration, report or submission that is required to be so filed. Neither the Company nor any of its Subsidiaries has failed to file with the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA, any filing, declaration, listing, registration, report or submission that is required to be so filed. All such filings were in material compliance with applicable laws when filed and no deficiencies have been asserted by any applicable regulatory authority (including, without limitation, the FDA or any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) with respect to any such filings, declarations, listings, registrations, reports or submissions.

ARTICLE 3
TERMS OF SUBSCRIPTION

3.1           The minimum subscription by any single Subscriber shall be $25,000 of the Units; provided that the Company reserves the right to accept, at the discretion of the Company and the Placement Agent, subscriptions for a lesser amount of Units. The Offering shall terminate at the earlier of (i) 11:59 p.m. New York City time on May 31, 2012 (subject to extension at the Company’s discretion without notice to Subscriber until a date that is no later than July 31, 2012) or (ii) such other date on which the Maximum Amount has been sold. The Company may conduct a closing upon receipt of a properly executed copy of this Agreement from the Subscriber or such other subscriber(s) and the purchase price for the Securities being purchased by the Subscriber or such other subscriber(s) representing in the aggregate the Minimum Amount. The closing of the purchase and sale of the Units pursuant to the Offering shall be referred to herein as the “Closing”, subject to the termination dates set forth above (the date of such Closing, the “Closing Date”). In the event the Company shall not have obtained subscriptions (including this subscription) for purchases of the Minimum Amount on or before 11:59 p.m. New York City time on May 31, 2012 (or such later date to which the Offering is extended, but in no event later than July 31, 2012), then this Agreement shall be void and all funds paid hereunder by the Subscriber, without interest, shall be returned to the Subscriber as set forth in Section 3.4.

3.2           Pending the sale of the Securities, all funds paid hereunder shall be deposited by the Company in escrow with the Escrow Agent, having a branch at 59 Maiden Lane, New York, NY 10038.

3.3           The Subscriber hereby authorizes and directs the Company to deliver the Securities to be issued to the Subscriber pursuant to this Agreement to the residential or business address indicated on the signature page hereto or to any customer account maintained with the Placement Agent.

3.4           The Subscriber hereby authorizes and directs the Company to return, without interest, any funds for unaccepted subscriptions (including any subscriptions that were not accepted as a result of the termination of the Offering) to the same account from which the funds were drawn, including any customer account maintained with the Placement Agent.

3.5           The Company’s agreement with each Subscriber is a separate agreement and the sale of Securities to each Subscriber is a separate sale.

ARTICLE 4
CONDITIONS TO OBLIGATIONS OF THE SUBSCRIBER

4.1           The Subscriber’s obligation to purchase Securities at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, which conditions may be waived at the option of the Subscriber to the extent permitted by law:

(a)          Representations and Warranties Correct.    The representations and warranties made by the Company in ARTICLE 2 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date.

(b)          Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to such purchase shall have been performed or complied with in all material respects.

(c)          No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement.

(d)          No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person which shall not have been obtained to issue the Securities (except as otherwise provided in this Agreement).

(e)          Legal Opinion. The Placement Agent shall have received a legal opinion from the Company’s outside counsel covering such matters as reasonably requested by the Placement Agent.

ARTICLE 5
MISCELLANEOUS AND COVENANTS

5.1           Any notice or other communication to the Company given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefore. Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

The address for such notices and communications shall be as follows:

If to the Company:

Medgenics, Inc.

555 California Street

Suite 365

San Francisco, California 94104

Attention: Chief Executive Officer

Facsimile: 415-568-2104

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 West Madison Street

Suite 3900

Chicago, Illinois 60606

Attention: Gretchen Anne Trofa

Facsimile: 312-984-3150

If to a Subscriber:

To the address set forth under such Subscriber’s name on the signature pages hereto.

5.2           Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement or (ii) Rule 144 becoming available without restriction (assuming the Subscriber is not an affiliate of the Company), the Company shall (A) deliver to the transfer agent for the Common Stock (the “Transfer Agent”) irrevocable instructions that the Transfer Agent shall reissue a certificate representing shares of Common Stock without legends upon receipt by such Transfer Agent of the legended certificates for such shares, together with either (1) a customary representation by the Subscriber that Rule 144 applies to the shares of Common Stock represented thereby or (2) a statement by an investor that such Subscriber has sold the shares of Common Stock represented thereby in accordance with the plan of distribution contained in the Registration Statement (each as defined in the Registration Rights Agreement), and (B) if required by the Transfer Agent, cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the Act subject to such investor and broker representations and notifications that the Transfer Agent or counsel may reasonably request. From and after the earlier of such dates, upon a Subscriber’s written request, the Company shall promptly cause certificates evidencing the Subscriber’s Securities to be replaced with certificates which do not bear such restrictive legends, and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares. If the Company shall fail for any reason or for no reason to issue to a Subscriber unlegended certificates within three (3) trading days after receipt of all documents necessary for the removal of the legend set forth above (the “Deadline Date”), then, in addition to all other remedies available to such Subscriber, if on or after the trading day immediately following such three-trading day period, such Subscriber is required to purchase (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the holder of shares of Common Stock that such Subscriber anticipated receiving from the Company without any restrictive legend (a “Buy-In”), then the Company shall, within three trading days after such Subscriber’s request and in such Subscriber’s option, either (i) pay cash to the Subscriber in an amount equal to such Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the shares of Common Stock held by such Subscriber equal to the number of shares of Common Stock so purchased shall be forfeited to the Company and the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Subscriber a certificate or certificates representing such shares of Common Stock and pay cash to the Subscriber in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, multiplied by (b) the Closing Bid Price (as defined below) on the Deadline Date. A Subscriber shall provide the Company written notice indicating the amounts payable to such Subscriber in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.

For purposes of this Section 5.2, (i) “Closing Bid Price” means, for any security as of any date, (a) the last reported closing bid price per share for such security on the Principal Trading Market (as defined below), as reported by Bloomberg Financial Markets, or, (b) if the Principal Trading Market begins to operate on an extended hours basis and does not designate the closing bid price then the last bid price of such security prior to 4:00 p.m., New York City time, as reported by Bloomberg Financial Markets, or (c) if the foregoing do not apply, the last closing price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg Financial Markets, or, (d) if no closing bid price is reported for such security by Bloomberg Financial Markets, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC. If the Closing Bid Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the holder of such security. If the Company and such holder are unable to agree upon the fair market value of such security, then such the Board of Directors shall use its in good faith judgment to determine the fair market value. The Board of Directors’ determination shall be binding on all parties absent demonstrable error. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period and (ii) “Principal Trading Market” means the trading market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be NYSE Amex.

5.3           The representations, warranties, covenants and agreements contained in this Agreement, including, without limitation, the indemnification provisions set forth in Section 5.4 below, shall survive the Closing of the transactions contemplated by this Agreement, but only for a period of the earlier of (i) twenty-four (24) months following the Closing Date and (ii) the applicable statute of limitations with respect to each representation and warranty, and thereafter shall expire and have no further force and effect (including with respect to the indemnification obligations contained herein).

5.4           The Company agrees to indemnify and hold harmless each Subscriber and the Placement Agent and their respective Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Offering Documents, and will reimburse any such person for all such amounts as they are incurred by such person.

5.5           This Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged; provided, however, that any change, modification or amendment to this Agreement which is also proposed to be made to all of the other subscription agreements in connection with the Offering shall be made and be effective upon the written consent of subscribers in the Offering who subscribed for at least a majority of the Units (whether or not including Subscriber).

5.6           This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. The Placement Agent shall be deemed a third party beneficiary of the representation and warrants and covenants made by the Company and the Subscribers in the Offering Documents.

5.7           Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Units as herein provided; subject, however, to the right hereby reserved to the Company to revoke this subscription in accordance with Section 1.18.

5.8           NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY TO ENFORCE AN ARBITRATION AWARD CONSISTENT WITH PARAGRAPH 5.8 BELOW, THE EXCLUSIVE FORUMS FOR SUCH ENFORCEMENT ARE EITHER THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS FOR SUCH STATE AND COUNTY, AND ALL RELATED APPELLATE COURTS, THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION OF SUCH COURTS AND AGREE TO SAID VENUE.

5.9           Except with respect to any claim, dispute or controversy involving equitable remedies which may be brought in a court of law, any claim, dispute or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof or including, without limitation, the Offering Agreements shall be submitted by the parties to binding arbitration before the American Arbitration Association in the City of New York, State of New York, before a single arbitrator who shall be a retired judge with experience in securities laws. Subscriber agrees that he, she or it hereby submits to the jurisdiction of all of the courts of the State of New York as well as the American Arbitration Association. Subscriber hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the venue or based on the grounds of forum non conveniens, which he, she or it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Subscriber hereby irrevocably consents to the service of process of any of the aforementioned courts and tribunal in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at its address as set forth herein. The cost of the arbitration shall be equally divided between the parties unless the Subscriber is the successful party, in which case, the Company shall be liable for all of such costs. If the parties cannot agree on an arbitrator within two (2) weeks after arbitration is requested in writing by either of them, the arbitration shall proceed before an arbitrator who shall be a retired judge with experience in securities laws appointed by the American Arbitration Association and under the rules then obtaining of that Association. The award shall be binding, each party hereby expressly waiving its right to appeal, and rendered in such form that judgment may be entered thereon in any court having jurisdiction thereof.

5.10         The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

5.11         It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

5.12         The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

5.13         This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

5.14         (a)          The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b)          The Company agrees not to disclose the names, addresses or any other information about the Subscriber, except as required by law and to satisfy its obligations under the Registration Rights Agreement.

5.15         (a)          The Subscriber represents and warrants that it has not engaged, consented to nor authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

(b)          The Company has engaged, consented to and authorized the Placement Agent to act as an agent for the Company in connection with the transactions contemplated by this Agreement. The Company shall pay the Placement Agent a commission and reimburse the Placement Agent’s expenses in accordance with the Engagement Letter between the Company and the Placement Agent, and the Company shall indemnify and hold harmless the Subscriber from and against all fees, commissions or other payments owing by the Company to the Placement Agent or any other person or firm acting on behalf of the Company hereunder.

5.16         Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement.

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ARTICLE 6

CONFIDENTIAL INVESTOR QUESTIONNAIRE

6.1           The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A __	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. For purposes of calculating net worth under this Category A, (i) the undersigned’s primary residence shall not be included as an asset, (ii) indebtedness that is secured by the undersigned’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability, (iii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iv) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to the execution of this Subscription Agreement, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

Category B __	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C __	The undersigned is a director or executive officer of the Company which is issuing and selling the Securities.

Category D __	The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E __	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F __	The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Securities and with total assets in excess of $5,000,000.(describe entity)

Category G __	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, where the purchase is directed by a “sophisticated investor“ as defined in Regulation 506(b)(2)(ii) under the Act.

Category H __	The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I __	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

6.2           SUITABILITY (please answer each question)

(a)    For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please state whether you have participated in other private placements before:

YES__________	NO__________

(d) If your answer to question (c) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private	Public or Private
	Companies	Companies	Financing Companies

Frequently
Occasionally
Never

(e) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES__________	NO__________

(f) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES__________	NO__________

(g) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES__________	NO__________

(h) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES__________	NO__________

(i)   For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES__________	NO__________

6.3           MANNER IN WHICH TITLE IS TO BE HELD (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of
Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other

*If Securities are being subscribed for by an entity, (i) the attached Certificate of Signatory must also be completed, (ii) list below the person or persons who will have sole or shared voting or investment power over the Securities held by such entity:

Please also indicate if the record holder of the Securities will differ from the beneficial owner of the Securities.

Yes _________	No __________

If Yes, please describe:

6.4           FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________	No __________

If Yes, please describe:

*If Subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of FINRA Member Firm

By:
Authorized Officer

Date:

6.5           The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Section 6 and such answers have been provided under the assumption that the Company will rely on them.

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[Signature Page]

$
Investment Amount = “Purchase Price”

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone—Business

Telephone-Residence	Telephone—Residence

Facsimile-Business	Facsimile—Business

Facsimile-Residence	Facsimile—Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:      ______________ , 2012

This Subscription Agreement is agreed to and accepted as of ___________________________ , 2012.

MEDGENICS, INC.

By:
Name:
Title:

CERTIFICATE OF SIGNATORY

(To be completed if Securities are

being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________,______.

(Signature)

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